UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2006

TELZUIT MEDICAL TECHNOLOGIES, INC.

(Exact name of Registrant as specified in its charter)

Commission file number 001-15034

Florida	01-0656115
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer identification no.)

5422 Carrier Drive, Suite 306 Orlando, Florida	32819
(Address of principal executive offices)	(Zip code)

(407) 354-1222

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

On May 26, 2006, the Registrant issued (a) a series of its 10% Senior Secured Convertible Debentures having an aggregate original principal balance of $4,941,985 (individually, a “Debenture” and collectively, the “Debentures”), (b) its Series C Common Stock Purchase Warrants exercisable, in the aggregate, for 10,589,969 shares of Common Stock (individually, a “Series C Warrant” and collectively, the “Series C Warrants”), and (c) its Series D Common Stock Purchase Warrants exercisable, in the aggregate, for 3,529,989 shares of Common Stock (individually, a “Series D Warrant” and collectively, the “Series D Warrants”). The Debentures, Series D Warrants, and Series E Warrants are collectively referred to herein as the “Securities” The total cash paid for the Securities was $4,941,985. THIS INFORMATION CONTAINED HEREIN DOES NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO PURCHASE SECURITIES. THE SECURITIES REFERENCED HEREIN HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES ABSENT REGISTRATION OR AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS.

The principal balance of each Debenture is due, in one lump sum payment, on the date three years from the date of issuance, unless earlier converted. Interest on such principal amount (or any balance thereof outstanding from time to time) accrues at an annual rate of interest of ten percent (10%). As so accrued, interest shall be due and payable semi-annually in arrears; provided, the Registrant may pay interest that is due in cash or with shares of registered Common Stock at ten percent (10%) discount to the public trading price of the Registrant’s Common Stock. If the Registrant fails to pay any installment of principal or interest when due, or commits any other Event of Default (as described in each Debenture), then the unpaid principal amount of and accrued interest on the Debenture automatically accelerates and becomes due and payable. Repayment of the Debentures are guaranteed by the Registrant’s subsidiaries, Immediate Quality Care Clinics, Inc. and Telzuit Technologies, Inc. The Debentures are secured by a blanket lien encumbering the assets of the Registrant and its subsidiaries.

ITEM 3.02 SALE OF UNREGISTERED SECURITIES.

On May 26, 2006, the Registrant completed a private placement and issued (a) its Debentures having an aggregate original principal balance of $4,941,985, (b) its Series C Warrants exercisable, in the aggregate, for 10,589,969 shares of Common Stock, and (c) Series D Warrants exercisable, in the aggregate, for 3,529,989 shares of Common Stock (the “Debenture Offering”). The principal and accrued and unpaid interest on the Debentures convert into Common Stock at a conversion price of thirty five ($.35) cents per share. The Series C Warrants have an exercise price of forty five cents ($.45) and the Series D Warrants have an exercise price of one dollar and twenty five cents ($1.25). The total cash paid for the Securities was $4,941,985.

The issuance of the Securities were exempt from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(2) of the Act for transactions not involving a public offering and Rule 506 promulgated by the United States Securities and Exchange Commission under the Securities Act of 1933, as amended. Such securities were issued only to institutional and accredited investors. THIS INFORMATION CONTAINED HEREIN DOES NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO PURCHASE SECURITIES. THE SECURITIES REFERENCED HEREIN HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES ABSENT REGISTRATION OR AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS.

Midtown Partners & Co., LLC (“Midtown Partners”), an SEC and NASD registered broker dealer, acted as the lead placement agent for the Registrant in connection with the issuance of the Debentures and Warrants. Midtown Partners’ corporate office is located in Tampa, Florida. Additional information about Midtown Partners can be found at http://www.midtownpartners.com

In connection with the Debenture Offering, the broker-dealers were paid aggregate cash commissions equal to $444,778.65. In addition, the broker-dealers received (a) Common Stock Purchase Warrants entitling the broker-dealers to purchase, in the aggregate, 1,411,995 shares of the Registrant’s Common Stock at an exercise price of thirty five ($.35) cents per share, (b) Common Stock Purchase Warrant entitling the broker dealers to purchase, in the aggregate, 1,058,997 shares of the Registrant’s Common Stock at an exercise price of forty five cents ($.45), (c) Common Stock Purchase Warrants entitling the broker-dealers to purchase, in the aggregate, 352,999 shares of the Registrant’s Common Stock at an exercise price of one dollar and twenty five cents ($1.25), and (d) a Common Stock Purchase Warrants entitling the broker-dealers to purchase, in the aggregate, 282,399 shares of the Registrant’s Common Stock at an exercise price of one cent ($0.01).

The issuance of the above referenced warrants to the broker dealers was exempt from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(2) of the Act for transactions not involving a public offering and Rule 506 promulgated by the United States Securities and Exchange Commission under the Securities Act of 1933, as amended. Such securities were issued only to accredited investors.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits.

*10.1	Securities Purchase Agreement dated May 26, 2006, by and between Registrant and each of the persons that purchased the Securities issued by the Registrant.

*10.2	Registration Rights Agreement dated May 26, 2006 between the Registrant and each of the persons that purchased the Securities issued by the Registrant.

*10.3	Form of a 10% Senior Secured Convertible Debenture issued on May 26, 2006

*10.4	Form of Series C and Series D Common Stock Purchase Warrant issued on May 26, 2006 to each purchaser of the Securities

*10.5	Form of the Common Stock Purchase Warrants issued to broker dealers in connection with the Debenture Financing

*10.6	Subsidiary Guarantee issued by Immediate Quality Care Clinics, Inc. and Telzuit Technologies, Inc. in connection with the Debenture Financing.

*10.7	Security Agreement between Telzuit Medical Technologies, Inc., Immediate Quality Care Clinics, Inc., and Telzuit Technologies, Inc., and each of the persons that purchased the Securities issued by the Registrant.

*	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Telzuit Medical Technologies, Inc.
(Registrant)

Date: May 26, 2006	By:	/s/ Warren D. Stowell
Warren D. Stowell
Chief Executive Officer and Chief Financial Officer